© Fifth Third Bank | All Rights Reserved
Goldman Sachs
U.S. Financial Services Conference
Tayfun Tuzun
Executive Vice President & Chief Financial Officer
December 9, 2014
Refer to earnings release dated October 16, 2014 and
10-Q dated November 7, 2014 for further information.
Exhibit 99.1

2
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Business composition at Fifth Third
Consumer
Lending
Branch
Banking
Wealth
Management
Commercial
Banking
Retail Bank
Cards
Home Equity
Mortgage
Auto
Private Bank
Retail Brokerage
Institutional Services
Commercial Bank
Footprint
Business
Lines
In footprint markets
National consumer lending
In footprint markets
National commercial banking
37% of
Bancorp net
revenue
10% of
Bancorp net
revenue
9% of
Bancorp net
revenue
42% of
Bancorp net
revenue
1 2014YTD as of September 30. Net revenue represents net interest income plus noninterest income. General Corporate and Other segment not included in above disclosure and represents remaining 2% of net revenue.
1 1 1

FIFTH THIRD BANK

50%
14%
12%
13%
11%
52%
18%
5%
22%
3%

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Overview of our Commercial Bank
• Approximately 33% of Commercial
revenue driven by National business
and 67% in footprint at 3Q14
– Compared with approximately 25%
National and 75% in footprint at
1Q11
In footprint markets
National commercial banking
National commercial hub cities
Commercial loan production office
Small Business          Business Banking          Middle Market Mid Corp          Large Corp
<$2MM sales                   $2-10MM sales               $10-500MM sales    $500MM-2B sales       >$2B sales
1Q11
Commercial
Loans
Commercial Bank Composition by Segment
3Q14
Commercial
Loans

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Strategic direction in commercial banking
Growing
relationships
with larger
companies
Strengthening
vertical
expertise
Increasing
utilization of
non-credit
offerings
Selection of verticals
based on market size,
identified non-credit
product and service
utilization, and growth
expectations
Specialized relationship
managers with better
knowledge of clients’
business
Current verticals:
Healthcare, Energy,
Retail
Alignment of risk appetite
and stronger post-crisis
growth in large and mid-
corporate borrowing
needs
Better credit quality and
need for wider scope of
banking products and
services
Continuing to preserve
relationships in traditional
middle market lending
given market conditions
Areas of historical
expertise such as
Treasury Management
coupled with new
investments in capital
markets capabilities and
advisory services
Competitive advantage
relative to smaller bank
competition

FIFTH THIRD BANK

1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

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Changing profile of commercial lending
Commercial Loan Portfolio
Cross-sell ratio
2
Changing credit profile post-crisis directly linked
to change in our risk appetite, indirectly a result of
increased focus on mid- and large-corporate
relationships
Combination of lower credit spreads and higher
capital ratios require significantly higher
contribution from non-credit business fees to
meet target returns
Although fee income streams may result in higher
potential volatility in revenues compared to pure
interest income, lower credit volatility should
preserve stable earnings
PD
Yield /
Rating
Noninterest Income Composition
3
1
1 5 year BB spread at quarter end.
2 3Q12 not restated for subsequent adjustments reflected in current period data.
3 Represents National Healthcare business.
2.00
2.50
3.00
3.50
4.00
4.50
3Q12 3Q14
Mid-Corporate Healthcare - - -
1%
2%
3%
4%
5%
6%
7%
4
5
6
7
8
Weighted-Average PD Yield
5 Yr Rating BB Spread
27%
17%
16%
16%
14%
4%
4%
1%
1%
BL Fees
Syndication Fees
FX Revenue
Institutional Sales
LOC Fees
Derivative Income
Lease Remarketing
Commodities Revenue
Other
Total Commercial

FIFTH THIRD BANK

+3% CAGR
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1,621
1,512
1,599
1,806
1,893
29%
33%
34%
34%
34%
71%
67%
66%
66%
66%
YTD10 YTD11 YTD12 YTD13 YTD14
Net Interest Income
Fees

+2% CAGR
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
1,156
1,015
1,062
1,187
1,246
YTD10 YTD11 YTD12 YTD13 YTD14

+7% CAGR
$700
$600
$500
$400
$300
$200
$100
$0
465
497
537
619
647
YTD10 YTD11 YTD12 YTD13 YTD14

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Changing trajectory of earnings composition
1 Includes FTE Adjustment
2 YTD10, YTD11, and YTD12 have not been restated for changes in the structure of reporting units that occurred in 1Q14.
Net Revenue
1,2
Net Interest Income
1,2
Fees
2
• In the long-run, focus on non-credit revenue streams and continued upgrade of portfolio credit profile is likely to favor growth rates in fee items relative to margin income
Growth rates in margin income in the transition to higher interest rates are expected to improve
• Overall attractiveness of commercial banking is likely to be high as capital efficiencies and lower volatility will lead to higher shareholder returns
Our focus on leveraging verticals and relationships with high growth potential is key to maintaining historically sector-leading growth in commercial banking
Commercial Bank Financial Trends ($MM)

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Conclusion
•
Current capital levels in banking combined with current pricing of credit risk require shift in corporate lending strategy
Minimum stress scenario capital levels serve as binding constraint
Optimal capital management requires changes in borrower risk profile
Relationship-focused to include contribution from non-credit business
•
Non-credit fee growth provides good balance to lower margins in lending and improves capital efficiency
•
Our size enables us to compete better with larger banks in capturing relationships as the SIFI banks are subject to lower leverage limits
Additionally, specialized lending in select sectors deepen expertise and attract talented relationship managers to service clients at a higher level
•
Over the long run we expect this approach leads to lower volatility of credit losses and earnings while driving more stable returns on capital and maintaining our strong growth rates in corporate banking

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Cautionary statement
This report contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of
1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and
Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our
Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board
(FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.